AMENDMENT NO. 12

TO MASTER REPURCHASE AGREEMENT

Amendment No. 12 dated as of August 14, 2006 (this “Amendment”), by and between CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Buyer”), ENCORE CREDIT CORP., (“ECC” and a “Seller”), ECC CAPITAL CORPORATION (“ECC Capital” and a “Seller”), BRAVO CREDIT CORPORATION (“Bravo” and a “Seller”, and together with ECC, ECC Capital and Bravo, the “Sellers”).

RECITALS

The Buyer, ECC, ECC Capital and Bravo are parties to that certain Master Repurchase Agreement, dated as of February 18, 2005, as amended by Amendment No. 1, dated as of July 21, 2005, Amendment No. 2, dated as of August 15, 2005, Amendment No. 3, dated as of August 19, 2005, Amendment No. 4, dated as of September 6, 2005, Amendment No. 5, dated as of September 30, 2005, Amendment No. 6, dated as of November 29, 2005, Amendment No. 7, dated as of January 12, 2006, Amendment No. 8, dated as of April 11, 2006, Amendment No. 9 dated as of May 1, 2006, Amendment No. 10, dated as of June 28, 2006 and Amendment No. 11, dated as of July 31, 2006 (the “Existing Repurchase Agreement”; as amended by this Amendment, the “Repurchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Repurchase Agreement.

The Buyer, ECC, ECC Capital and Bravo have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement.

Accordingly, the Buyer, ECC, ECC Capital and Bravo hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:

SECTION 1. Temporary Amendments.

(a) For the period beginning January 1, 2006 and ending June 30, 2006, Section 14 of the Repurchase Agreement is hereby amended by deleting clause (e) therein and replacing the same with the following:

“(e) Maintenance of Profitability. Sellers shall not permit for any Test Period, Net Income, on a consolidated basis, for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be a loss of greater than $26 million.”

(b) For the period beginning May 1, 2006 and ending May 31, 2006, Section 14 of the Repurchase Agreement is hereby amended by deleting clause (f) therein and replacing the same with the following:

“(f) Maintenance of Liquidity. The Sellers, on a consolidated basis, shall ensure that, as of the end of each calendar month, they have Cash Equivalents in an amount not less than $20 million.”

(c) For the avoidance of doubt, immediately following the date for which the covenant was waived Sections 14(e) and (f) of the Repurchase Agreement shall revert to their original terms, without the modification described above.

SECTION 2. Conditions Precedent. This Amendment shall become effective as of June 30, 2006, (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:

2.2 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(i) this Amendment, executed and delivered by a duly authorized officer of the Buyer and Seller; and

(ii) such other documents as the Buyer or counsel to the Buyer may reasonably request.

SECTION 3. Representations and Warranties. Each Seller hereby represents and warrants to the Buyer that it is in compliance with all the terms and provisions set forth in the Existing Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Existing Repurchase Agreement (except to the extent that such representation or warranty expressly relates to an earlier date).

SECTION 4. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their authorized representatives thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC,
as Buyer

By: Bruce S. Kaiserman
Name: Bruce S. Kaiserman
Title: Vice President

Sellers:

ENCORE CREDIT CORP.

By: Greg Lubushkin
Name: Greg Lubushkin
Title: Chief Accounting Officer

ECC CAPITAL CORPORATION

By: Greg Lubushkin
Name: Greg Lubushkin
Title: Chief Accounting Officer

BRAVO CREDIT CORPORATION

By: Greg Lubushkin
Name: Greg Lubushkin
Title: Chief Accounting Officer